Exhibit 99.2

Q1 Fiscal 2009 Financial Results Conference Call Monday, February 9, 2009 4:30 p.m. ET

Safe Harbor Statement "Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings including form 10-K for the fiscal year ended 9/30/08 The Company assumes no obligation to update the information in this presentation.

Accelerating deterioration of business conditions drives losses Management did not provide specific guidance for the quarter Revenues declined by 31% Q4-08 $000's Q4-08 DEPS Q1-09 $000's Q1-09 DEPS Loss before Special charges (10,027) ($0.16) (29,793) ($0.48) Special Charges (206,189) ($3.29) (5,290) ($0.09) GAAP EPS from Continuing Operations (216,216) ($3.45) (35,083) ($0.56) Discontinued Operations 308 $0.00 - $0.00 Net Loss (215,908) ($3.45) (35,083) ($0.56)

Inventory provisions and investments for the future increase loss drop thru' rate Q4 FY08 Q1 FY09 Change Revenues $106,870 $73,443 ($33,427) Gross Profit 23,083 6,388 (16,695) Research & Development 8,669 9,277 (608) SG&A 25,881 27,634 (1,753) Operating Loss before Special Charges ($11,467) ($30,523) ($19,056)

Revenue & Operating Loss Waterfall Q4 $106,870 ($11,467) License income 446 446 Automated Systems (21,478) (8,626) Critical Components (6,053) (4,541) GCO (6,342) (1,429) Incremental inventory provisions (2,093) Research & development (608) SG&A consulting investments (917) Former director indemnifications (513) Other SG&A (323) Q1 $ 73,443 (30,523) Revenues Profits

6 Intangibles Asset impairment in Q4 impacts comparisons Q4 FY08 Q1 FY09 Comments on Sequential Trends Operating loss before Sp Charges ($ 11,467) ($30,523) Special charges in operating expenses (205,180) (4,105) Q4 intangible asset impairment Interest income, net 1,049 771 Declining rate environment and reduced cash holdings Loss on investment (1,009) (1,185) Mark to market Other expense (1,082) (38) Reduction in impact of foreign currency fluctuations Income tax provision 1,165 (391) Non- cash tax benefit and provisions Minorities & joint ventures 308 80 Slow down at joint venture companies Net loss from Continuing Ops ($216,216) ($35,083) $000's Slide 13 contains a reconciliation of Operating Loss before Special Changes to Operating Loss

Balance Sheet management mitigates cash burn Adjusted EBITDA ($20,269) Restructuring cash flow (3,268) Net Interest income 771 Change in assets 9,288 Cash flow from Continuing Operations (13,478) Capital Expenditures (5,084) Currency and other 937 Net Change in Cash and Marketable Securities ($17,625) A reconciliation of Adjusted EBITA to Brooks' Net Loss is included in the earnings release issued on February 9, 2009

Critical Balance Sheet accounts September 2008 December 2008 Comments on Sequential Trends Cash and Marketable Securities 177,281 159,657 Accounts receivable, net 66,844 40,882 DSO improves to 50 days Inventories, net 105,901 109,559 Lead times as compared to customer cancellations Accounts payable (37,248) (29,717) Significant reduction in purchasing activity Accrued restructuring costs (7,167) (8,966) $000's

Critical Components Segment Q4 FY08 Q1 FY09 Comments on Sequential Trends Revenues $28,862 $22,809 Semi and industrial market declines Gross Profit 11,501 6,961 Gross Margin % 39.8% 30.5% Under absorption of fixed costs & amortization Operating Expenses 9,109 10,912 Increased R&D investments, corporate cost allocations Segment Operating Income $2,393 ($3,951) $000's

Automation Systems Segment Q4 FY08 Q1 FY09 Comments on Sequential Trends Revenues $49,824 $28,792 End market equipment declines and inventory adjustments Gross Profit 8,205 (3,421) Additional $3 million of inventory provisions Gross Margin % 16.5% -11.9% Under absorption of fixed costs Operating Expenses 18,287 17,689 Reduced corporate cost allocations Segment Operating Loss ($10,081) ($21,110) $000's

Global Customer Support Segment Q4 FY08 Q1 FY09 Comments on Sequential Trends Revenues $28,184 $21,842 Highest percent decline in legacy and spares Gross Profit 2,592 2,848 $900 inventory provisions in Q4 FY08 Gross Margin % 9.2% 13.0% Operating Expenses 5,371 6,416 Higher corporate cost allocation offsets reductions Segment Operating Loss ($1,994) ($3,568) $000's

Looking Forward 54% Q1 bookings decline and customer announcements provide difficult outlook for Q2 Comprehensive restructuring will reduce cost base throughout the company Targeting $80 to $85 million cash breakeven exiting the third fiscal quarter Brooks is committed to emerging from this trough a different company.

Reconciliations of Non-GAAP measures Q4 FY08 Q1 FY09 Operating Loss before Special Charges ( $11,467) ( $30,523) Less: restructuring charges (1,610) (4,105) Less: asset impairments (203,570) - Operating Loss ($216,647) ( $34,628)